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EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his capacity as an officer of ACG Holdings, Inc. and American Color Graphics, Inc., collectively (the "Company") that the Annual Report of the Company on Form 10-K for the period ended March 31, 2003 fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2003	/s/ Stephen M. Dyott Stephen M. Dyott Chief Executive Officer
Date: June 11, 2003	/s/ Patrick W. Kellick Patrick W. Kellick Chief Financial Officer

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  EXHIBIT 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002